Exhibit 99.1

Barclays CEO Energy-Power Conference 2018 Cactus, Inc. (NYSE: WHD) September 5-6, 2018

Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements.” All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in the prospectus. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may include statements about: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in the number of rigs and well count; the level of fracturing activity and the availability of fracturing equipment and pressure pumping services; the size and timing of orders; availability of raw materials; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; the termination of relationships with major customers or suppliers; warranty and product liability claims; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; increased import tariffs assessed on products from China or imported raw materials used in the manufacture of our goods in the United States; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; our dependence on the continuing services of certain of our key managers and employees; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our initial public offering (“IPO”) and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our initial public offering on February 12, 2018, unless we state otherwise or the context otherwise requires. Cactus LLC is our accounting predecessor. 2

Executive Team from the University of Texas at Austin in 2010 with a Master of Business Administration. 3  Mr. Tadlock has served as Vice President and Chief Administrative Officer since March 2018 and as VP of Corporate Services from June 2017 to March 2018. He has worked with Cactus LLC since its founding in 2011 as a Board observer on behalf of Cadent Energy Partners.  Mr. Tadlock previously worked at Cadent Energy Partners from 2007 to 2017, where he served as a Partner from 2014 to 2017.  Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. Steve Tadlock Vice President and Chief Administrative Officer  Mr. Bender has served as VP of Operations of Cactus LLC since 2011.  Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011.  Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and Steven Bender Vice President of Operations  Mr. Small has served as CFO of Cactus LLC since 2011.  Mr. Small previously was Chief Financial Officer of Wood Group Pressure Control from 2000 to 2011.  Mr. Small qualified as a Chartered Accountant in Scotland in 1980. Brian Small Chief Financial Officer  Mr. Bender has served as COO since co-founding Cactus LLC in 2011.  Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Joel Bender Chief Operating Officer Scott Bender President & CEO  Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011.  Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration.

Investment Highlights Delivering Significant Growth Across All Businesses In 2018 And Poised For Growth In 2019 4 Highly Experienced Management and Operating 5Team with Strong Industry Relationships 4Substantial Cash Flow Generation 3Dynamic Manufacturing Capabilities Innovative Products with Exposure Across 2Major Basins Leading Pure Play Wellhead and Pressure Control 1Equipment Solutions Provider for U.S. Onshore

Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well Designed for pad drilling and intense completion environments  Principal products: SafeDrill™ wellheads, frac stacks, zipper manifolds, and production trees  Time savings can exceed 30 hours of rig time per well  Completion (Frac) Drilling Production 5 Technically advanced wellhead and frac solutions deliver greater reliability and time savings

Company Snapshot Revenue ($ in millions) LTM Q2 2018 Revenue by Type $454.5 $138.5 $221.4 $155.0 2014 2015 2016 2017 LTM Q2 2018 Adjusted EBITDA (1) ($ in millions) 37.1% 33.4% $167.0 (1) $55.1 $63.1 $32.2 *Product Revenue Includes Drilling and Production Consumables 2014 2015 2016 2017 LTM Q2 2018 Selected Active Basins  Bakken  DJ / Powder River  Marcellus / Utica  SCOOP / STACK Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue  Eagle Ford 26.6% 23.9% 17.9%  Permian *Q2 revenue disproportionately weighted toward the Eagle Ford, SCOOP / STACK and Marcellus / Utica compared to the geographic distribution of the U.S. onshore rig count Source: Company filings. 2014 2015 2016 2017 LTM Q2 2018 6 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Net Capital Expenditures equals net cash flows from investing activities. 2) NA 9.6% Adj. EBITDA(1) as % of34.7%28.5%20.8%32.9%36.7% Revenue $112.1 $90.1 Q2 2018 9 mos. ended 3/31/2018 Actual $111.8 $341.2 Q2 2018 $259.5 9 mos. ended 3/31/2018 Actual $315.9 Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completion efficiencies while enhancing safety

Market Leader with Strong Growth

Historical U.S. Onshore Market Share[1]


Cactus Rigs Followed
Market Share (1)
15
47
75
100
119
158
179
119
99
68
129
220
245
275
0.8%
2.5%
4.3%
5.9%
7.0%
8.9%
9.8%
14.4%
14.5%
17.5%
21.5%
24.4%
27.0%
26.6%
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18

	Dec-11	Jun-12	Dec-12	Jun-13	Dec-13	Jun-14	Dec-14	Jun-15	Dec-15	Jun-16	Dec-16	Jun-17	Dec-17	Jun-18
Total Rigs	1,931	1,899	1,729	1,694	1,703	1,780	1,820	825	684	388	601	902	909	1,035

Initiatives to Drive Growth

- Continuing new product development, innovation and investment including:
  - SafeDrill™ 4T wellhead system for additional casing strings
  - Cactus Completions 2.0 – four new rental equipment offerings for remote frac operations
  - Development of additional frac tree rental equipment
- Infrastructure:
  - Expanding Bossier City facility to accommodate products manufactured in Suzhou
  - Expanding West Texas and New Mexico service centers
- Targeting majors and publicly traded E&Ps

Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis.

1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-month. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides.

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Differentiated Business Model with Exposure to Favorable Industry Dynamics Attractive Underlying Fundamentals Complement Strong Industry Position 8 More favorable Less favorable Cactus Oilfield Equipment Pressure Pumping Proppant & Logistics Land Drilling Offshore Services Differentiated Offerings Margin Sustainability Through Cycle Minimal Capex Requirements Leverage to Well Count & Completion Intensity Low Personnel Requirements Strong Free Cash Flow Generation

Increasing Well Counts Drive Our Product Business Total U.S. Onshore Wells Drilled Bakken Powder River Basin 24,679 22,051 Marcellus Utica DJ / Niobrara SCOOP / STACK Barnett Permian Haynesville Gulf Coast Eagle Ford 2016A 2017A 2018E Source: Spears and Associates June Report. Average Active U.S. Onshore Rigs Operations 1,036  Well-diversified across all key producing basins  Service centers support field services and provide equipment repair services  Large service centers in the Bakken, Eagle Ford, Marcellus / Utica, Permian, and SCOOP / STACK regions 2016A 2017A 2018E Source: Baker Hughes for actuals and Spears and Associates June Report for estimates. 9 853 483 Legend Manufacturing Headquarters Service Centers Bossier City, Louisiana Manufacturing Facility 14,920

Technically Advanced Pad Drilling Wellhead Systems

Conventional Wellhead



Cactus SafeDrill™



SafeDrill™ Advantages

Safety

- ✓ Reduced leak paths due to elimination of lock screws
- ✓ No "hot work" required to cut casing with torch
- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ Lower profile facilitates rig skidding

Time Savings

- ✓ Eliminates BOP Nipple up & Nipple down
- ✓ No waiting on cement
- ✓ Quick connect BOP adaptors for initial installs
- ✓ Entire system may be run through rotary table or riser
- ✓ Mandrel hangers allow casing to be rotated through the lateral section
- ✓ Pack offs run and set through BOPs

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Increasing Completions Intensity Rental Business Drives Our Largest growth opportunity for Cactus  Priced on per diem basis  Market share currently less than 10%(1)  In the aggregate, less than 50% share of frac rentals for top 10 rental customers in Q1 and Q2 2018(1)  Expanded capacity in Q1 and Q2 2018 to capture missed opportunities  Further additions for remainder of 2018 have expected high utilization rates  Developing new complementary rental items to reduce human intervention during completions process to save time and enhance safety; customer trials expected in Q4 2018  11 1) Management estimates.

Cactus Completions Equipment Advantage SB Series Frac Valves Designs, manufactures, and rents a range of highly engineered and internally-developed products ▪ Built-for-purpose frac valve ▪ Designed for high-intensity frac applications ▪ Redundant sealing at pressure exposure Reliable equipment providers rewarded for reducing non-productive frac time ▪ Patented design reduces downtime and repair costs Larger pad sizes, longer laterals and more intensive fracs increase duration of rental time ▪ Increased up-time during high-intensity fracs 12

A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost

Responsive manufacturing in the U.S. supplemented by high volume production in China

Bossier City Facility ⟷ *Suzhou Facility*

Bossier City Facility
- ✓ Rapid 48 Hour Order Turnaround
- ✓ 5-Axis CNC Machining
- ✓ Customer Responsiveness
- ✓ Pricing Optimization

Both
- ✓ Industry Leading Product Quality (API 6A / ISO 9001)
- ✓ Highly Engineered Products
- ✓ Cactus Employees
- ✓ HSE Focus

Suzhou Facility
- ✓ Highly Scalable
- ✓ High Volume
- ✓ Low Cost
- ✓ Forecasted Supply Chain

Bossier City Facility

- Facility has 14 5-axis computer numerically controlled machines that facilitate rapid-response manufacturing of equipment
- "Just-in-time" product capabilities allow Cactus to offer fast delivery time for parachute orders
- Roofline expansion nearing completion

Suzhou Facility

- Cactus sources most of its less time-sensitive, high-volume wellhead equipment in Suzhou, reducing costs
- Wholly foreign owned enterprise (WFOE)
- Expanded in 2017

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Highly Experienced and Well Incentivized Team with Strong Industry Relationships ▪ ▪ ▪ Management team is well incentivized as it owns greater than 30% of the business Track record of building and successfully monetizing similar businesses Strength of leadership is attested by management and operating teams that joined from past ventures Scott Bender, CEO 1986 Current Current 1986 Joel Bender, COO President and VP Operations, Cactus Company Brian Small, CFO Steven Bender VP, Operations Steve Tadlock VP, CAO 14 Managers that have followed Scott and Joel Bender to Cactus Scott and Joel Bender become respectively, of Ingram  QA Director  Chief Wellhead Engineer  Chief Valve Engineer  Sales Director  Technical Manager  Service Center Managers (2)  Senior Salespeople (2)  VP of Eastern Hemisphere Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control  Chief Financial Officer  VP of Operations  HSE Director  IT Director  Field Services Manager  Service Center Managers (6)  Senior Salespeople (5)  Design Engineers (2)  Australia General Manager  China Facility Manager Scott and Joel Bender found Cactus Wellhead LLC  VP and Chief Administrative Officer  U.S. Manufacturing Facility Manager

Returns & Margins Have Last Reported EBITDA Margin (%) Outperformed Peers (1) 40.0% 30.0% 20.0% 10.0% ROCE(2) (2015 – 1H 2018) (%) 0.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: EBITDA Margins and ROCE for WHD, DRQ, FET, FTI, NCSM, NOV, OIS, SBO, and Weir as of Q2 2018. EBITDA Margin for HTG as of 1H 2018 and ROCE as of Q2 2018. 15 1) 2) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. ROCE reflects average of 2015, 2016 , 2017, and 1H 2018 ROCEs. ROCE = EBIT / (Average of the subject year and preceding year capitalization including capital leases). OIS HTG NOV FET SBO FTI NCSM WEIR DRQ Cactus

Continued to Execute on Our Plan

Quarter over Quarter Performance | **Sequential Quarter Performance**

Revenue ($ in millions)



+69%
$138.5
$81.9
$17.8
$18.8
$45.3
$30.3
$34.9
$73.3
Q2 2017
Q2 2018
+20%
$115.1
$27.0
$29.2
$58.9
$138.5
$30.3
$34.9
$73.3
Q1 2018
Q2 2018
Product
Rental
Field Service & Other

Adjusted EBITDA[1] ($ in millions)



+99%
$27.7
33.8% of Total Revenue
$55.1
39.8% of Total Revenue
Q2 2017
Q2 2018
+29%
$42.7
37.1% of Total Revenue
$55.1
39.8% of Total Revenue
Q1 2018
Q2 2018

Q2 YTD 2018 Continued to Build on the Success of 2017

- U.S. onshore rigs followed[2] increased by 12% from December 2017 to June 2018
- Accelerated investment in large-bore frac rental equipment which continues to be in high demand
- Capital expenditures for infrastructure increased for 2018 due to high product and rental demand
- Margin profile improved sequentially
- Continued robust activity levels across all service centers

Source: Company filings.

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

2) The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month.

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Clean Balance Sheet & Low Capital Intensity

Strong balance sheet with track record of cash flow generation

Balance Sheet & Capital Summary

- Q2 2018 cash balance of $28.4 million; no borrowings
- Liquidity and strong cash flows support future growth
- Closed new five-year, $75.0 million asset-based revolving facility in August 2018
- Disciplined growth and financial prudence
- Current 2018 estimated capital expenditures of approximately $60 million
    - Majority going to capture growing rental opportunities generating attractive returns and supported by robust demand
    - Adding facility in Hobbs, NM in response to continued strength in demand and expanding warehouse at Bossier facility to accommodate growth

Adjusted EBITDA[(1)] – Net Capital Expenditures[(2)] ($ in millions)



$39.7
$14.8
$81.4
$120.8
2015
2016
2017
LTM Q2 2018

Net Capital Expenditures[(2)] ($ in millions)



$23.4
$17.4
$30.7
$46.1
2015
2016
2017
LTM Q2 2018

Source: Company filings.
1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
2) Net Capital Expenditures equals net cash flows from investing activities.

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Strong 2018 Results Expected; Preparing for 2019 Growth Current Performance  Continued strong revenue performance across all business lines with sustained margin profile  New frac capacity remains in high demand  Robust activity levels across all service centers Outlook  Customer profile and geographic diversity better positions business to deal with potential Permian takeaway issues  Monitoring potential Chinese tariffs and conducting proactive discussions with customers and vendors to mitigate possible impact  Expect to trial new frac rental innovations in Q4 2018 18

Qcactus Appendix

Building a Leading Equipment Company Management team has built the foundation of this company over four decades with a proven track record of success. GE Oil and Gas Company (“ICC”) become President respectively, of (2018) 1959 1975 1980 1985 1990 1995 2000 2005 2010 2018 Bender found with 18 key (2011) leaves WGPC 20 Scott Bender (2010) Joel Bender appointed Vice President of CWE (1984) ICC sold to Cooper Cameron Corporation (1996) Scott and Joel Cactus LLC managers Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”)—Brian Small joins WGPC as CFO Cactus, Inc. IPO Steven Bender appointed Rental Business Manager (2005) WGPC Sold to (2011) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus  Scott and Joel Bender and VP Operations, ICC (1986) Cactus Pipe founded (1959) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977)

Quarterly Financial Performance Adj. EBITDA(1) ($ in millions) & Adj. EBITDA(1) as % of Revenue Adjusted EBITDA(1) – Net Capital Expenditures(2) ($ in millions) Total Revenue ($ in millions) Sequential Quarters $138.5 $55.1 $39.5 Total ReTvoetnaul e Q1 2018 Q2 2018 Q1 2018 Q2 2018 Q1 2018 Q2 2018 Quarter-over-Quarter $138.5 $55.1 $39.5 Total Q2 2017 Q2 2018 Q2 2017 Q2 2018 Q2 2017 Q2 2018 Source: Company filings. 21 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation. The subsequent pages in this presentation contain a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Net Capital Expenditures equals net cash flows from investing activities. 2) $20.3 $27.7 39.8% of Revenue 33.8% of Total Revenue $81.9 +95% +99% +69% $27.0 $115.1 $42.7 39.8% of Total 3R9e.8ve%nuoef Revenue 37.1% of 37T.o1t%al of Revenue +46% +29% +20%

Annual Financial Performance Total Revenue ($ in millions) Adjusted EBITDA(1) ($ in millions) $454.5 $167.0 2014 2015 2016 2017 LTM Q2 2018 2014 2015 2016 2017 LTM Q2 2018 Adj. EBITDA(2) – Net Capital Expenditures(2) ($ in millions) Adjusted EBITDA(1) as % of Revenue $120.8 36.7% 34.7% 2014 2015 2016 2017 LTM Q2 2018 2014 2015 2016 2017 LTM Q2 2018 Source: Company filings. 22 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation. The subsequent pages in this presentation contain a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Net Capital Expenditures equals net cash flows from investing activities. 2) 32.9% 28.5% 20.8% $81.4 $39.7 NA $14.8 $112.1 $90.1 $63.1 $32.2 $341.2 $259.5 $221.4 $155.0

Cactus Equipment Positioned on a 4-Well Pad



2
4
4
3
4
1



1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface

2 Equipment Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Equipment Rented

- Zipper manifolds used during the fracturing process
- Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment

4 Services Provided

- Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units

Product Sold

- Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed
- Manage the production flow over the life of the well

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Non-GAAP Reconciliation

($ in thousands)	LTM June 30, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018	Three Months Ended June 30, 2017
Net income (loss)	$113,065	$66,547	($8,176)	$21,224	$41,542	$26,408	$16,578
Interest expense, net	13,695	20,767	20,233	21,837	248	2,852	5,186
Income tax expense	7,435	1,549	809	784	4,697	1,652	309
EBIT	134,195	88,863	12,866	43,845	46,487	30,912	22,073
Depreciation and amortization	26,357	23,271	21,241	20,580	7,367	6,621	5,589
EBITDA	$160,552	$112,134	$34,107	$64,425	$53,854	$37,533	$27,662
(Gain) loss on debt extinguishment	4,305	--	(2,251)	(1,640)	--	4,305	--
Stock-based compensation	2,097	--	361	359	1,263	834	--
Adjusted EBITDA	$166,954	$112,134	$32,217	$63,144	$55,117	$42,672	$27,662

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million.

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest expense, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA, because we believe they provide useful information regarding the factors and trends affecting our business.

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Investor Relations Contact John Fitzgerald Director of Corporate Development Investor Relations 713-904-4655 IR@CactusWHD.com & 25